UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 18, 2010

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On May 18, 2010, Adolor Corporation (the “Company”) held its annual meeting of stockholders for the purpose of (1) electing three Class III directors and (2) ratifying the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2010.

(1)           All of the following nominees for election as a Class III director were elected to serve until the 2013 annual meeting of stockholders by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Paul Goddard, Ph.D	16,933,630	12,732,381	8,224,765
Claude H. Nash, Ph.D	27,222,184	2,443,827	8,224,765
Donald Nickelson	27,217,184	2,448,827	8,224,765

(2)           The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2010 was approved by the following votes:

For:	37,648,723
Withheld:	205,255
Broker Non-Votes	0
Abstain:	36,798

There was no other business voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By	/s/ John M. Limongelli
Name:	John M. Limongelli
Title:	Sr. Vice President, General Counsel and Secretary

Dated:  May 20, 2010